CSFB                                     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-1

DERIVED COLLATERAL INFORMATION   [11/21/02]

[$625,000,050]

Total Bonds – Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/1/2003 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  In the tables, OLTV is calculated with CLTV in the case of second liens.

Total Number of Loans	4,110
Total Outstanding Loan Balance	$604,730,317.64	Min	Max
Average Loan Current Balance	$147,136.33	$ 11,000.00	$ 786,500.00
Weighted Average Original LTV	80.36%*
Weighted Average Coupon	7.99	4.74%	13.99%
Arm Weighted Average Coupon	8.01%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.43%	2.75%	15.00%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	99.97%
% Second Liens	0.03%
% Arms	80.48%
% Fixed	19.52%
% of Loans with Mortgage Insurance	0.78%

*   Note, for second liens, CLTV is employed in this calculation.

# of Loans with Silent Seconds:

1,136

% of Loans with Silent Seconds:

29.6%

Wa OLTV on Loans with Silent Seconds:

80.5%

Wa CLTV on Loans with Silent Seconds:

98.2%

CSFB                                     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-1

DERIVED INFORMATION   [1/17/03]

[$315,500,000]

Class A-1 Senior Certificates Offered

(Approximate)

[$625,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

[$625,000,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2003-1

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	[315,500,000]	I	Senior/Adj	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
A-2	[210,750,000]	II	Senior/Adj	LIBOR + [ ]%	[3.0]	AAA/Aaa/AAA
M-1	[36,000,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	[20,500,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A+/A1/A+
M-3	[9,400,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
B-1	[18,750,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	[7,850,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	[6,250,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	[625,000,000]

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa/AAA
R (3)	[50]	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	[0]	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes [4%] CPR increasing to [20%] CPR in month [12] and the adjustable rate collateral ramp assumes [6%] CPR increasing to [28%] CPR in month [18].  Bonds are priced to call.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) [52.00%] of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

[8.00]% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100]% by Fairbanks Capital Corp.
Special Servicer:	Fairbanks Capital Corp.
Trustee:	TBD
Bond Insurer: Cap Counterparty:	TBD TBD
Cut-off Date:	On or about January 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [January 30, 2003], Closing Date [January 29, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in February 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period,

with respect to the Certificates (other than the Class A-IO Certificates), the closing date,

and with respect to the Class A-IO Certificates, January 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	[0] days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption

(the “Fixed PPC”) describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.4545%] CPR per month to [20%] CPR in month 12, and remaining at [20%] CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption

(the “ARM PPC”) describes prepayments starting at [6%] CPR in month 1, increasing by approximately [1.2941%] CPR per month to [28%] CPR in month [18], and remaining at [28%] CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1,

Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s,

and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A+/A1/A+

Class M-3:

  A/A2/A

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [15%] – [20%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

[Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA].

SMMEA Treatment:

[The Class A-2 will constitute a “mortgage related security” for purposes of SMMEA.  The Class A-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 will not constitute “mortgage related securities” for purposes of SMMEA].

Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For the first 24 Distribution Dates and Class A-1, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and Class A-1, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For the first 24 Distribution Dates and Class A-2, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and Class A-2, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) [52.00%].

Subordinate Net Funds Cap:

For the first 24 Distribution Dates and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and such Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-2 Certificates.

Cap Agreement:

On the closing date, the Issuer shall enter into an interest rate cap agreement with [TBD]  (“Counterparty”), whereby the Counterparty agrees to make payments to the Issuer on the 25th day of each month (beginning [March 2003] through and including [August 2004]) equal to the excess, if any, of (1) the lesser of (a) One Month LIBOR for the related period and (b) [4.50%] over (2) [1.50%].   Payments made to the Issuer under the Cap Agreement are based off an amortizing notional balance, initially [$331,000,000].   A description of the Interest Rate Cap Account and the notional schedule of the Cap Agreement is displayed on page 15.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1 and Class A-2 Certificates and any distribution date, an annual rate equal to the weighted average of (i) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in the related loan group and (ii) the Net Mortgage Rates of the fixed-rate mortgage loans in the related loan group. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any distribution date, an annual rate equal to the weighted average of (x) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in both loan groups and the (y) Net Mortgage Rates of the fixed-rate mortgage loans in both loan groups.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that distribution date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to cover Realized Losses on the mortgage loans incurred during the related Collection Period and (7) with respect to the April 2003 distribution date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the Bond Insurer premium rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 or the Class A-2 Certificates, as applicable, divided by the Aggregate Collateral Balance for the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies).
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[15.75]%	[17.25]%	[34.50]%
M-1	[10.00]%	[11.50]%	[23.00]%
M-2	[6.75]%	[8.25]%	[16.50]%
M-3	[5.25]%	[6.75]%	[13.50]%
B-1 B-2 B-3	[2.25]% [1.00]% [0.00]%	[3.75]% [2.50]% [1.50]%	[7.50]% [5.00]% [3.00]%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.

4.    On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in February 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [34.50]%.
Trigger Event:	TDB
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the cut-off date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the cut-off date occurs and ending on the Cut-off date prior to the close of business on February 28, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the April 2003 distribution date or (ii) the March 2003 distribution date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on February 28, 2003.

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that distribution date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Bond Insurer, the policy premium amount;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee and the Bond Insurer, the Trustee fee and policy premium amount remaining unpaid from (1 & 2) above, if any;

5. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

7.

To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy;

8.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;
2. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;
3. From Group 2, to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4 From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero;
5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above;
6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.     From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.     From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2   Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.     For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e) to the Class B-1, until the Class Principal Balance of such class has been reduced to zero;

(f) to the Class B-2, until the Class Principal Balance of such class has been reduced to zero; and

(g) to the Class B-3, until the Class Principal Balance of such class has been reduced to zero

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (previous page), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above;

4.     To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.     To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.     To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.     To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.   To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.   To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.   To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.   To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.   To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.   To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.   To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 19. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 15) will be available on any distribution date to pay following amounts:

(i) to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-2, Class B-2 and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such distribution date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (page 9) on such distribution date.

BOND SUMMARY

Collateral Net WAC – Class A-1

Collateral Net WAC – Mezzanine & Subordinate Classes

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	7.44%	37	7.48%	73	7.48%	1	7.44%	37	10.66%	73	12.10%
2	7.44%	38	7.48%	74	7.48%	2	7.44%	38	10.69%	74	12.09%
3	7.44%	39	7.48%	75	7.48%	3	7.44%	39	10.69%	75	12.08%
4	7.44%	40	7.48%	76	7.48%	4	7.44%	40	10.84%	76	12.07%
5	7.44%	41	7.48%	77	7.48%	5	7.44%	41	11.44%	77	12.06%
6	7.44%	42	7.48%	78	7.48%	6	7.44%	42	11.43%	78	12.05%
7	7.44%	43	7.48%	79	7.48%	7	7.44%	43	11.47%	79	12.05%
8	7.44%	44	7.48%	80	7.48%	8	7.44%	44	11.51%	80	12.04%
9	7.44%	45	7.48%	81	7.48%	9	7.44%	45	11.50%	81	12.03%
10	7.44%	46	7.48%	82	7.48%	10	7.44%	46	11.49%	82	12.02%
11	7.44%	47	7.48%	83	7.48%	11	7.44%	47	11.86%	83	12.01%
12	7.44%	48	7.48%	84	7.48%	12	7.44%	48	11.85%	84	12.01%
13	7.44%	49	7.48%	85	7.48%	13	7.44%	49	11.89%	85	12.00%
14	7.44%	50	7.48%	86	7.48%	14	7.44%	50	11.89%	86	11.99%
15	7.44%	51	7.48%	87	7.48%	15	7.44%	51	11.88%	87	11.98%
16	7.44%	52	7.48%	88	7.48%	16	7.44%	52	11.87%	88	11.98%
17	7.44%	53	7.48%	89	7.48%	17	7.44%	53	12.20%	89	11.97%
18	7.44%	54	7.48%	90	7.48%	18	7.44%	54	12.19%	90	11.96%
19	7.44%	55	7.48%	91	7.49%	19	7.44%	55	12.21%	91	11.95%
20	7.44%	56	7.48%	92	7.49%	20	7.44%	56	12.20%	92	11.95%
21	7.44%	57	7.48%	93	7.49%	21	7.44%	57	12.19%	93	11.94%
22	7.41%	58	7.48%	94	7.49%	22	7.96%	58	12.19%	94	11.93%
23	7.46%	59	7.48%	95	7.49%	23	8.73%	59	12.21%	95	11.92%
24	7.46%	60	7.48%	96	7.49%	24	8.73%	60	12.20%	96	11.92%
25	7.46%	61	7.48%	97	7.49%	25	8.78%	61	12.20%	97	11.91%
26	7.46%	62	7.48%	98	7.49%	26	8.90%	62	12.19%	98	11.90%
27	7.46%	63	7.48%	99	7.49%	27	8.89%	63	12.18%	99	11.90%
28	7.46%	64	7.48%	100	7.49%	28	9.12%	64	12.17%	100	11.89%
29	7.46%	65	7.48%	101	7.49%	29	9.39%	65	12.16%	101	11.88%
30	7.46%	66	7.48%	102	7.49%	30	9.38%	66	12.15%	102	11.88%
31	7.46%	67	7.48%			31	9.40%	67	12.15%		
32	7.46%	68	7.48%			32	9.44%	68	12.14%		
33	7.46%	69	7.48%			33	9.44%	69	12.13%		
34	7.46%	70	7.48%			34	9.66%	70	12.12%		
35	7.47%	71	7.48%			35	10.58%	71	12.11%		
36	7.47%	72	7.48%			36	10.58%	72	12.10%		

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.40%; run at the Pricing Scenario (to maturity). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to maturity). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Interest Rate Cap

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the notional balance for the related period

(shown above) at a per annum rate equal to:

The excess, if any, of:

(a)

the lesser of (i) the current 1m libor rate for such period and (ii) [4.50]%    --- OVER ---

(b)

[1.50]%

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any distribution date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future distribution dates to make the payments described on page 8. However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$9,375,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,110
Total Outstanding Loan Balance	$604,730,317.64	Min	Max
Average Loan Current Balance	$147,136.33	$ 11,000.00	$ 786,500.00
Weighted Average Original LTV	80.36%*
Weighted Average Coupon	7.99%	4.74%	13.99%
Arm Weighted Average Coupon	8.01%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.43%	2.75%	15.00%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	99.97%
% Second Liens	0.03%
% Arms	80.48%
% Fixed	19.52%
% of Loans with Mortgage Insurance	0.78%

*   Note, for second liens, CLTV is employed in the calculation.

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	38	8,239,022.62	1.36
	5.51 - 6.00	78	18,266,713.66	3.02
	6.01 - 6.50	177	36,486,791.56	6.03
	6.51 - 7.00	474	90,579,649.77	14.98
	7.01 - 7.50	537	92,064,363.41	15.22
	7.51 - 8.00	675	109,570,670.35	18.12
	8.01 - 8.50	542	72,487,421.32	11.99
	8.51 - 9.00	527	66,605,530.51	11.01
	9.01 - 9.50	335	38,106,501.53	6.30
	9.51 - 10.00	317	34,075,935.11	5.63
	10.01 - 10.50	131	12,046,691.60	1.99
	10.51 - 11.00	125	12,619,551.46	2.09
	11.01 - 11.50	61	5,088,303.25	0.84
	11.51 - 12.00	48	4,769,595.98	0.79
	12.01 - 12.50	26	2,278,941.55	0.38
	12.51 - 13.00	6	584,846.34	0.10
	13.01 - 13.50	7	685,517.10	0.11
	13.51 - 14.00	6	174,270.52	0.03
	Total:	4,110	604,730,317.64	100.00

FICO	Not Available	1	208,800.00	0.03
	476 - 500	17	1,903,085.24	0.31
	501 - 525	292	39,567,143.51	6.54
	526 - 550	409	53,122,511.93	8.78
	551 - 575	423	54,625,613.73	9.03
	576 - 600	471	67,573,168.33	11.17
FICO cont’d	601 – 625	620	82,056,676.82	13.57
	626 – 650	708	111,466,392.42	18.43
	651 - 675	475	76,300,728.52	12.62
	676 - 700	321	51,560,187.75	8.53
	701 - 725	170	28,246,878.21	4.67
	726 - 750	118	21,325,326.92	3.53
	751 - 775	62	12,399,927.88	2.05
	776 - 800	23	4,373,876.38	0.72
	Total:	4,110	604,730,317.64	100.00

Scheduled Balance	0.01 - 50,000.00	258	10,004,780.36	1.65
	50,000.01 - 100,000.00	1,243	95,045,782.05	15.72
	100,000.01 - 150,000.00	1,062	131,886,953.15	21.81
	150,000.01 - 200,000.00	630	109,143,290.69	18.05
	200,000.01 - 250,000.00	398	88,864,535.84	14.69
	250,000.01 - 300,000.00	251	68,403,680.22	11.31
	300,000.01 - 350,000.00	117	37,835,838.79	6.26
	350,000.01 - 400,000.00	85	31,722,483.87	5.25
	400,000.01 - 450,000.00	28	12,007,487.39	1.99
	450,000.01 - 500,000.00	24	11,498,275.36	1.90
	500,000.01 - 550,000.00	3	1,565,545.91	0.26
	550,000.01 - 600,000.00	8	4,706,984.97	0.78
	600,000.01 >=	3	2,044,679.04	0.34
	Total:	4,110	604,730,317.64	100.00

*Original LTV	<= 50.00	109	10,794,763.92	1.79
	50.01 - 55.00	46	5,969,929.23	0.99
	55.01 - 60.00	71	8,179,810.40	1.35
	60.01 - 65.00	125	15,904,811.21	2.63
	65.01 - 70.00	208	27,829,634.82	4.60
	70.01 - 75.00	357	55,038,370.74	9.10
	75.01 - 80.00	1,725	266,637,858.98	44.09
	80.01 - 85.00	532	80,322,273.71	13.28
	85.01 - 90.00	572	82,551,908.57	13.65
	90.01 - 95.00	271	37,863,048.45	6.26
	95.01 - 100.00	94	13,637,907.61	2.26
	Total:	4,110	604,730,317.64	100.00
	* CLTV is employed for 2nd liens
Documentation Type	Full	2,599	365,759,792.67	60.48
	Reduced	669	98,941,913.08	16.36
	Stated Income / Stated Assets	782	131,642,231.07	21.77
	No Documentation	60	8,386,380.82	1.39
	Total:	4,110	604,730,317.64	100.00

Occupancy Status	Primary	3,718	559,447,941.60	92.51
	Second Home	15	2,154,825.05	0.36
	Investment	377	43,127,550.99	7.13
	Total:	4,110	604,730,317.64	100.00

State	California	956	209,579,479.35	34.66
	Florida	523	60,988,986.18	10.09
	Illinois	189	28,566,003.78	4.72
	Georgia	141	21,107,841.27	3.49
	Washington	122	20,694,188.98	3.42
	New York	108	19,208,942.65	3.18
	Texas	166	18,970,548.05	3.14
	Michigan	161	17,044,905.96	2.82
	Ohio	167	16,696,769.48	2.76
	New Jersey	93	16,234,537.62	2.68
	Colorado	90	15,523,919.36	2.57
	Massachusetts	76	15,020,951.91	2.48
	Arizona	121	14,228,636.68	2.35
	Maryland	56	10,978,320.82	1.82
	Indiana	122	10,645,688.42	1.76
	Other	1,019	109,240,597.13	18.06
	Total:	4,110	604,730,317.64	100.00

Purpose	Purchase	1,625	244,442,601.91	40.42
	Refinance - Rate Term	502	71,848,169.42	11.88
	Refinance - Cashout	1,983	288,439,546.31	47.70
	Total:	4,110	604,730,317.64	100.00

Product Type	Adjustable 2/28	1,990	313,298,392.86	51.81
	Adjustable 3/27	1,217	173,358,956.30	28.67
	Fixed	903	118,072,968.48	19.52
	Total:	4,110	604,730,317.64	100.00

Property Type	Single Family Residence	3,314	478,938,565.98	79.20
	Condo	260	35,078,838.79	5.80
	2-4 Family	300	48,648,247.21	8.04
	PUD	213	40,331,512.13	6.67
	Manufactured Housing	23	1,733,153.53	0.29
	Total:	4,110	604,730,317.64	100.00

ARM Margin	0.01 - 4.00	18	3,776,931.18	0.78
	4.01 - 4.50	80	17,709,134.66	3.64
	4.51 - 5.00	195	33,890,075.75	6.96
	5.01 - 5.50	294	53,440,132.15	10.98
	5.51 - 6.00	585	95,284,143.08	19.58
	6.01 - 6.50	407	61,721,927.79	12.68
	6.51 - 7.00	831	124,582,846.72	25.60
	7.01 - 7.50	217	27,739,922.42	5.70
	7.51 - 8.00	201	26,262,645.80	5.40
	8.01 - 8.50	126	15,722,281.12	3.23
	8.51 - 9.00	119	12,414,873.90	2.55
	9.01 - 9.50	67	8,030,506.74	1.65

ARM Margin cont’d	9.51 - 10.00	38	3,846,163.71	0.79
	10.01 - 10.50	11	809,487.73	0.17
	10.51 >=	18	1,426,276.41	0.29
	Total:	3,207	486,657,349.16	100.00

ARM Months to Rate Reset	13 - 15	1	73,313.16	0.02
	16 - 18	7	881,306.27	0.18
	19 - 21	783	118,851,473.00	24.42
	22 - 24	1,194	192,818,785.65	39.62
	25 - 27	6	813,350.51	0.17
	28 - 30	9	1,430,472.50	0.29
	31 - 33	330	53,141,934.39	10.92
	34 - 36	875	118,206,354.03	24.29
	37 >=	2	440,359.65	0.09
	Total:	3,207	486,657,349.16	100.00

Arm Max Rate	9.51 - 13.00	392	78,753,028.13	16.18
	13.01 - 13.50	275	52,830,044.42	10.86
	13.51 - 14.00	448	79,842,341.27	16.41
	14.01 - 14.50	386	59,815,046.67	12.29
	14.51 - 15.00	413	62,660,157.50	12.88
	15.01 - 15.50	359	45,082,765.89	9.26
	15.51 - 16.00	354	44,191,462.75	9.08
	16.01 - 16.50	190	22,057,851.21	4.53
	16.51 - 17.00	188	20,928,750.66	4.30
	17.01 - 17.50	62	5,990,491.92	1.23
	17.51 - 18.00	68	7,633,010.19	1.57
	18.01 >=	72	6,872,398.55	1.41
	Total:	3,207	486,657,349.16	100.00

ARM Min Rate	<= 4.50	16	2,605,577.91	0.54
	4.51 - 6.00	136	26,777,602.97	5.50
	6.01 - 6.50	171	32,759,467.94	6.73
	6.51 - 7.00	403	76,861,618.87	15.79
	7.01 - 7.50	424	73,584,422.73	15.12
	7.51 - 8.00	485	81,596,597.33	16.77
	8.01 - 8.50	433	59,481,217.95	12.22
	8.51 - 9.00	410	52,867,723.35	10.86
	9.01 - 9.50	247	29,223,348.64	6.00
	9.51 - 10.00	244	27,510,782.67	5.65
	10.01 - 10.50	77	7,490,429.04	1.54
	10.51 - 11.00	82	8,826,890.18	1.81
	11.01 - 11.50	38	2,941,137.46	0.60
	11.51 - 12.00	21	2,092,742.85	0.43
	12.01 - 12.50	17	1,701,054.03	0.35
	12.51 >=	3	336,735.24	0.07
	Total:	3,207	486,657,349.16	100.00

Initial Periodic Cap	1.00	2	249,535.98	0.05
	1.50	362	58,790,557.41	12.08
	2.00	35	6,535,617.96	1.34
	3.00	2,798	419,249,415.44	86.15
	5.00	10	1,832,222.37	0.38
	Total:	3,207	486,657,349.16	100.00

Subsequent Periodic Cap	1.00	1,906	290,665,560.63	59.73
	1.50	1,265	188,966,288.97	38.83
	2.00	36	7,025,499.56	1.44
	Total:	3,207	486,657,349.16	100.00

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	2,697
Total Outstanding Loan Balance	$369,892,264.21	Min	Max
Average Loan Current Balance	$137,149.52	$11,000.00	$444,022.71
Weighted Average Original LTV	80.56%*
Weighted Average Coupon	8.20%	4.87%	13.99%
Arm Weighted Average Coupon	8.20%
Fixed Weighted Average Coupon	8.20%
Weighted Average Margin	6.43%	3.51%	11.50%
Weighted Average FICO (Non-Zero)	617
Weighted Average Age (Months)	2
% First Liens	99.94%
% Second Liens	0.06%
% Arms	87.34%
% Fixed	12.66%
% of Loans with Mortgage Insurance	0.58%

*   Note, for second liens, CLTV is employed in this calculation.

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	11	1,893,641.35	0.51
	5.51 - 6.00	25	4,553,941.20	1.23
	6.01 - 6.50	92	16,169,405.25	4.37
	6.51 - 7.00	283	48,289,840.96	13.06
	7.01 - 7.50	335	54,229,490.28	14.66
	7.51 - 8.00	433	64,924,611.76	17.55
	8.01 - 8.50	425	56,337,461.13	15.23
	8.51 - 9.00	369	47,044,865.03	12.72
	9.01 - 9.50	225	25,504,379.89	6.90
	9.51 - 10.00	205	21,722,572.50	5.87
	10.01 - 10.50	86	8,684,259.97	2.35
	10.51 - 11.00	92	9,789,621.25	2.65
	11.01 - 11.50	42	3,834,885.22	1.04
	11.51 - 12.00	35	3,419,799.49	0.92
	12.01 - 12.50	22	2,149,755.69	0.58
	12.51 - 13.00	5	559,916.14	0.15
	13.01 - 13.50	7	685,517.10	0.19
	13.51 - 14.00	5	98,300.00	0.03
	Total:	2,697	369,892,264.21	100.00

FICO	Not Available	1	208,800.00	0.06
	476 - 500	11	1,199,322.18	0.32
	501 - 525	213	29,432,864.81	7.96
	526 - 550	279	36,208,313.57	9.79
	551 - 575	288	35,903,012.77	9.71
	576 - 600	310	41,653,484.13	11.26
	601 - 625	417	52,314,208.02	14.14
	626 - 650	454	66,137,106.03	17.88
	651 - 675	291	41,048,291.88	11.10
	676 - 700	207	31,384,449.72	8.48
	701 - 725	106	15,391,000.42	4.16
	726 - 750	75	12,157,800.89	3.29
	751 - 775	35	5,757,358.08	1.56
	776 - 800	10	1,096,251.71	0.30
	Total:	2,697	369,892,264.21	100.00

Scheduled Balance	0.01 - 50,000.00	174	6,812,448.25	1.84
	50,000.01 - 100,000.00	822	63,058,889.48	17.05
	100,000.01 - 150,000.00	744	92,575,189.63	25.03
	150,000.01 - 200,000.00	435	75,611,765.16	20.44
	200,000.01 - 250,000.00	278	62,248,206.61	16.83
	250,000.01 - 300,000.00	187	50,940,146.62	13.77
	300,000.01 - 350,000.00	48	15,175,067.59	4.10
	350,000.01 - 400,000.00	7	2,582,573.57	0.70
	400,000.01 - 450,000.00	2	887,977.30	0.24
	Total:	2,697	369,892,264.21	100.00

*Original LTV	<= 50.00	61	5,816,717.36	1.57
	50.01 - 55.00	29	3,571,278.57	0.97
	55.01 - 60.00	54	6,179,843.33	1.67
	60.01 - 65.00	92	11,647,557.68	3.15
	65.01 - 70.00	140	17,721,033.58	4.79
	70.01 - 75.00	253	35,221,407.01	9.52
	75.01 - 80.00	1,085	152,535,144.00	41.24
	80.01 - 85.00	344	48,510,325.32	13.11
	85.01 - 90.00	383	53,715,361.82	14.52
	90.01 - 95.00	188	25,055,093.70	6.77
	95.01 - 100.00	68	9,918,501.84	2.68
	Total:	2,697	369,892,264.21	100.00
.	* CLTV is employed for 2nd liens
Documentation Type	Full	1,727	228,993,638.91	61.91
	Reduced	417	56,064,532.30	15.16
	Stated Income / Stated Assets	543	83,478,253.68	22.57
	No Documentation	10	1,355,839.32	0.37
	Total:	2,697	369,892,264.21	100.00

Occupancy Status	Primary	2,388	332,073,313.28	89.78
	Second Home	10	1,607,362.59	0.43
	Investment	299	36,211,588.34	9.79
	Total:	2,697	369,892,264.21	100.00

State	California	631	120,888,669.17	32.68
	Florida	280	32,356,093.27	8.75
	Illinois	138	19,243,645.55	5.20
	Texas	157	16,428,029.56	4.44
	Washington	98	16,020,414.70	4.33
	New York	86	14,292,667.62	3.86
	Colorado	71	12,316,401.26	3.33
	Massachusetts	56	11,158,906.71	3.02
	Michigan	106	10,725,515.36	2.90
	Ohio	103	10,460,353.86	2.83
	Arizona	89	10,172,161.20	2.75
	New Jersey	62	9,686,735.51	2.62
	Oregon	49	6,628,323.31	1.79
	Missouri	80	6,482,345.97	1.75
	Virginia	50	6,012,602.11	1.63
	Other	641	67,019,399.05	18.12
	Total:	2,697	369,892,264.21	100.00

Purpose	Purchase	1,104	153,055,669.82	41.38
	Refinance - Rate Term	294	38,803,446.39	10.49
	Refinance - Cashout	1,299	178,033,148.00	48.13
	Total:	2,697	369,892,264.21	100.00

Product Type	Adjustable 2/28	1,354	203,479,880.54	55.01
	Adjustable 3/27	927	119,576,315.54	32.33
	Fixed	416	46,836,068.13	12.66
	Total:	2,697	369,892,264.21	100.00

Property Type	Single Family Residence	2,126	284,380,494.67	76.88
	Condo	180	23,597,911.92	6.38
	2-4 Family	235	39,982,716.38	10.81
	PUD	137	20,578,913.88	5.56
	Manufactured Housing	19	1,352,227.36	0.37
	Total:	2,697	369,892,264.21	100.00

ARM Margin	0.01 - 4.00	14	2,328,585.64	0.72
	4.01 - 4.50	55	9,705,433.30	3.00
	4.51 - 5.00	115	17,281,756.97	5.35
	5.01 - 5.50	198	31,654,710.10	9.80
	5.51 - 6.00	445	66,878,993.68	20.70
	6.01 - 6.50	288	38,900,572.48	12.04
	6.51 - 7.00	716	103,712,262.60	32.10
	7.01 - 7.50	142	17,488,134.23	5.41
ARM Margin Cont’d	7.51 - 8.00	139	16,885,580.89	5.23
	8.01 - 8.50	75	8,992,264.99	2.78
	8.51 - 9.00	61	5,724,387.86	1.77
	9.01 - 9.50	13	1,522,241.34	0.47
	9.51 - 10.00	14	1,378,412.26	0.43
	10.01 - 10.50	2	201,279.74	0.06
	10.51 >=	4	401,580.00	0.12
	Total:	2,281	323,056,196.08	100.00

ARM Months to Rate Reset	13 - 15	1	73,313.16	0.02
	16 - 18	4	314,690.22	0.10
	19 - 21	664	97,107,385.89	30.06
	22 - 24	683	105,808,291.27	32.75
	25 - 27	3	316,035.73	0.10
	28 - 30	8	1,005,554.67	0.31
	31 - 33	278	40,236,036.89	12.45
	34 - 36	640	78,194,888.25	24.20
	Total:	2,281	323,056,196.08	100.00

Arm Max Rate	9.51 - 13.00	217	39,555,966.45	12.24
	13.01 - 13.50	202	35,087,192.43	10.86
	13.51 - 14.00	319	51,378,374.08	15.90
	14.01 - 14.50	272	39,173,595.59	12.13
	14.51 - 15.00	276	39,251,124.73	12.15
	15.01 - 15.50	288	36,174,528.59	11.20
	15.51 - 16.00	272	33,915,798.75	10.50
	16.01 - 16.50	141	16,779,247.51	5.19
	16.51 - 17.00	134	14,873,539.28	4.60
	17.01 - 17.50	47	4,896,160.04	1.52
	17.51 - 18.00	53	6,052,543.12	1.87
	18.01 >=	60	5,918,125.51	1.83
	Total:	2,281	323,056,196.08	100.00

ARM Min Rate	<= 4.50	14	2,278,736.41	0.71
	4.51 - 6.00	70	12,385,388.58	3.83
	6.01 - 6.50	109	17,367,596.34	5.38
	6.51 - 7.00	275	45,929,490.47	14.22
	7.01 - 7.50	293	47,487,689.99	14.70
	7.51 - 8.00	334	51,515,392.21	15.95
	8.01 - 8.50	358	48,795,883.94	15.10
	8.51 - 9.00	314	40,509,771.44	12.54
	9.01 - 9.50	177	20,884,176.71	6.46
	9.51 - 10.00	162	17,829,317.58	5.52
	10.01 - 10.50	55	5,632,140.75	1.74
	10.51 - 11.00	60	6,719,089.12	2.08
	11.01 - 11.50	26	2,210,102.46	0.68
	11.51 - 12.00	15	1,510,630.81	0.47
	12.01 - 12.50	16	1,664,054.03	0.52
ARM Min Rate Cont’d	12.51 >=	3	336,735.24	0.10
	Total:	2,281	323,056,196.08	100.00

Initial Periodic Cap	1.00	1	71,035.98	0.02
	1.50	328	47,016,545.98	14.55
	2.00	7	878,140.58	0.27
	3.00	1,937	274,106,774.73	84.85
	5.00	8	983,698.81	0.30
	Total:	2,281	323,056,196.08	100.00

Subsequent Periodic Cap	1.00	1,106	162,269,349.18	50.23
	1.50	1,175	160,786,846.90	49.77
	Total:	2,281	323,056,196.08	100.00

CSFB                                     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-1

DERIVED INFORMATION   [1/17/03]

[$309,500,000]

Senior, Subordinate & Mezzanine Bonds Offered

(Approximate)

[$625,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	[210,750,000]	II	Senior/Adj	LIBOR + [ ]%	[3.0]	AAA/Aaa/AAA
M-1	[36,000,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	[20,500,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A+/A1/A+
M-3	[9,400,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
B-1	[18,750,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	[7,850,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	[6,250,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	[309,500,000]

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	[315,500,000]	I	Senior/Adj	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa/AAA
R (3)	[50]	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	[0]	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes [4%] CPR increasing to [20%] CPR in month [12] and the adjustable rate collateral ramp assumes [6%] CPR increasing to [28%] CPR in month [18].  Bonds are priced to call.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) [52.00%] of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

[8.00]% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100]% by Fairbanks Capital Corp.
Special Servicer:	Fairbanks Capital Corp.
Trustee:	TBD
Bond Insurer: Cap Counterparty:	TBD TBD
Cut-off Date:	On or about January 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [January 30, 2003], Closing Date [January 29, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in February 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, January 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	[0] days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.4545%] CPR per month to [20%] CPR in month 12, and remaining at [20%] CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at [6%] CPR in month 1, increasing by approximately [1.2941%] CPR per month to [28%] CPR in month [18], and remaining at [28%] CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A+/A1/A+

Class M-3:

  A/A2/A

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [15%] – [20%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

[Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA].

SMMEA Treatment:

[The Class A-2 will constitute a “mortgage related security” for purposes of SMMEA.  The Class A-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 will not constitute “mortgage related securities” for purposes of SMMEA].

Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For the first 24 Distribution Dates and Class A-1, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and Class A-1, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For the first 24 Distribution Dates and Class A-2, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and Class A-2, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) [52.00%].

Subordinate Net Funds Cap:

For the first 24 Distribution Dates and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for both Loan Groups on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of both Loan Groups for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  For the 25th Distribution Date and thereafter and such Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-2 Certificates.

Cap Agreement

On the closing date, the Issuer shall enter into an interest rate cap agreement with [TBD]  (“Counterparty”), whereby the Counterparty agrees to make payments to the Issuer on the 25th day of each month (beginning [March 2003] through and including [August 2004]) equal to the excess, if any, of (1) the lesser of (a) One Month LIBOR for the related period and (b) [4.50%] over (2) [1.50%].   Payments made to the Issuer under the Cap Agreement are based off an amortizing notional balance, initially [$331,000,000].   A description of the Interest Rate Cap Account and the notional schedule of the Cap Agreement is displayed on page 16.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1 and Class A-2 Certificates and any distribution date, an annual rate equal to the weighted average of (i) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in the related loan group and (ii) the Net Mortgage Rates of the fixed-rate mortgage loans in the related loan group. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any distribution date, an annual rate equal to the weighted average of (x) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in both loan groups and the (y) Net Mortgage Rates of the fixed-rate mortgage loans in both loan groups.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that distribution date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to cover Realized Losses on the mortgage loans incurred during the related Collection Period and (7) with respect to the April 2003 distribution date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the Bond Insurer premium rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 or the Class A-2 Certificates, as applicable, divided by the Aggregate Collateral Balance for the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies).
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[15.75]%	[17.25]%	[34.50]%
M-1	[10.00]%	[11.50]%	[23.00]%
M-2	[6.75]%	[8.25]%	[16.50]%
M-3	[5.25]%	[6.75]%	[13.50]%
B-1 B-2 B-3	[2.25]% [1.00]% [0.00]%	[3.75]% [2.50]% [1.50]%	[7.50]% [5.00]% [3.00]%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.

4.    On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in February 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [34.50]%.
Trigger Event:	TDB
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the cut-off date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the cut-off date occurs and ending on the Cut-off date prior to the close of business on February 28, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the April 2003 distribution date or (ii) the March 2003 distribution date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on February 28, 2003.

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that distribution date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1.   From Group 2, to the Trustee, the trustee fee, if any;

2.   From Group 2, to the Bond Insurer, the policy premium amount;

3.   From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee and the Bond Insurer, the Trustee fee and policy premium amount remaining unpaid from (1 & 2) above, if any;

5. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.   Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

7.   To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy;

8.   To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.   To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.  To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.  To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.  To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.  To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.  For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;
2. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;
3. From Group 2, to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4 From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero;
5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above;
6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.    From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2   Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.   For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e) to the Class B-1, until the Class Principal Balance of such class has been reduced to zero;

(f) to the Class B-2, until the Class Principal Balance of such class has been reduced to zero; and

(g) to the Class B-3, until the Class Principal Balance of such class has been reduced to zero

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (previous page), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above;

4.     To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.     To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.     To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.      To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.    To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.    To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.    To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.    To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.    To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.    To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.    To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 19. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 16) will be available on any distribution date to pay following amounts:

(i) to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-2, Class B-2 and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such distribution date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (page 9) on such distribution date.

BOND SUMMARY

To Call

To Maturity

Collateral Net WAC – Class A-2

Collateral Net WAC – Mezzanine & Subordinate Classes

Period	Net WAC(1)	Period	Net WAC(1)	Period	Net WAC(1)	Period	Net WAC(2)	Period	Net WAC(2)	Period	Net WAC(2)
1	7.44%	37	7.48%	73	7.48%	1	7.44%	37	10.66%	73	12.10%
2	7.44%	38	7.48%	74	7.48%	2	7.44%	38	10.69%	74	12.09%
3	7.44%	39	7.48%	75	7.48%	3	7.44%	39	10.69%	75	12.08%
4	7.44%	40	7.48%	76	7.48%	4	7.44%	40	10.84%	76	12.07%
5	7.44%	41	7.48%	77	7.48%	5	7.44%	41	11.44%	77	12.06%
6	7.44%	42	7.48%	78	7.48%	6	7.44%	42	11.43%	78	12.05%
7	7.44%	43	7.48%	79	7.48%	7	7.44%	43	11.47%	79	12.05%
8	7.44%	44	7.48%	80	7.48%	8	7.44%	44	11.51%	80	12.04%
9	7.44%	45	7.48%	81	7.48%	9	7.44%	45	11.50%	81	12.03%
10	7.44%	46	7.48%	82	7.48%	10	7.44%	46	11.49%	82	12.02%
11	7.44%	47	7.48%	83	7.48%	11	7.44%	47	11.86%	83	12.01%
12	7.44%	48	7.48%	84	7.48%	12	7.44%	48	11.85%	84	12.01%
13	7.44%	49	7.48%	85	7.48%	13	7.44%	49	11.89%	85	12.00%
14	7.44%	50	7.48%	86	7.48%	14	7.44%	50	11.89%	86	11.99%
15	7.44%	51	7.48%	87	7.48%	15	7.44%	51	11.88%	87	11.98%
16	7.44%	52	7.48%	88	7.48%	16	7.44%	52	11.87%	88	11.98%
17	7.44%	53	7.48%	89	7.48%	17	7.44%	53	12.20%	89	11.97%
18	7.44%	54	7.48%	90	7.48%	18	7.44%	54	12.19%	90	11.96%
19	7.44%	55	7.48%	91	7.49%	19	7.44%	55	12.21%	91	11.95%
20	7.44%	56	7.48%	92	7.49%	20	7.44%	56	12.20%	92	11.95%
21	7.44%	57	7.48%	93	7.49%	21	7.44%	57	12.19%	93	11.94%
22	7.41%	58	7.48%	94	7.49%	22	7.96%	58	12.19%	94	11.93%
23	7.46%	59	7.48%	95	7.49%	23	8.73%	59	12.21%	95	11.92%
24	7.46%	60	7.48%	96	7.49%	24	8.73%	60	12.20%	96	11.92%
25	7.46%	61	7.48%	97	7.49%	25	8.78%	61	12.20%	97	11.91%
26	7.46%	62	7.48%	98	7.49%	26	8.90%	62	12.19%	98	11.90%
27	7.46%	63	7.48%	99	7.49%	27	8.89%	63	12.18%	99	11.90%
28	7.46%	64	7.48%	100	7.49%	28	9.12%	64	12.17%	100	11.89%
29	7.46%	65	7.48%	101	7.49%	29	9.39%	65	12.16%	101	11.88%
30	7.46%	66	7.48%	102	7.49%	30	9.38%	66	12.15%	102	11.88%
31	7.46%	67	7.48%			31	9.40%	67	12.15%		
32	7.46%	68	7.48%			32	9.44%	68	12.14%		
33	7.46%	69	7.48%			33	9.44%	69	12.13%		
34	7.46%	70	7.48%			34	9.66%	70	12.12%		
35	7.47%	71	7.48%			35	10.58%	71	12.11%		
36	7.47%	72	7.48%			36	10.58%	72	12.10%		

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.40%; run at the Pricing Scenario (to maturity). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to maturity). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Interest Rate Cap

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the notional balance for the related period

(shown above) at a per annum rate equal to:

The excess, if any, of:

(a)   the lesser of (i) the current 1m libor rate for such period and (ii) [4.50]%    --- OVER ---

(b)   [1.50]%

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any distribution date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future distribution dates to make the payments described on page 8. However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$9,375,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,110
Total Outstanding Loan Balance	$604,730,317.64	Min	Max
Average Loan Current Balance	$147,136.33	$ 11,000.00	$ 786,500.00
Weighted Average Original LTV	80.36%*
Weighted Average Coupon	7.99%	4.74%	13.99%
Arm Weighted Average Coupon	8.01%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.43%	2.75%	15.00%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	99.97%
% Second Liens	0.03%
% Arms	80.48%
% Fixed	19.52%
% of Loans with Mortgage Insurance	0.78%

*   Note, for second liens, CLTV is employed in the calculation.

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	38	8,239,022.62	1.36
	5.51 - 6.00	78	18,266,713.66	3.02
	6.01 - 6.50	177	36,486,791.56	6.03
	6.51 - 7.00	474	90,579,649.77	14.98
	7.01 - 7.50	537	92,064,363.41	15.22
	7.51 - 8.00	675	109,570,670.35	18.12
	8.01 - 8.50	542	72,487,421.32	11.99
	8.51 - 9.00	527	66,605,530.51	11.01
	9.01 - 9.50	335	38,106,501.53	6.30
	9.51 - 10.00	317	34,075,935.11	5.63
	10.01 - 10.50	131	12,046,691.60	1.99
	10.51 - 11.00	125	12,619,551.46	2.09
	11.01 - 11.50	61	5,088,303.25	0.84
	11.51 - 12.00	48	4,769,595.98	0.79
	12.01 - 12.50	26	2,278,941.55	0.38
	12.51 - 13.00	6	584,846.34	0.10
	13.01 - 13.50	7	685,517.10	0.11
	13.51 - 14.00	6	174,270.52	0.03
	Total:	4,110	604,730,317.64	100.00

FICO	Not Available	1	208,800.00	0.03
	476 - 500	17	1,903,085.24	0.31
	501 - 525	292	39,567,143.51	6.54
	526 - 550	409	53,122,511.93	8.78
	551 - 575	423	54,625,613.73	9.03
	576 - 600	471	67,573,168.33	11.17
FICO cont’d	601 – 625	620	82,056,676.82	13.57
	626 – 650	708	111,466,392.42	18.43
	651 - 675	475	76,300,728.52	12.62
	676 - 700	321	51,560,187.75	8.53
	701 - 725	170	28,246,878.21	4.67
	726 - 750	118	21,325,326.92	3.53
	751 - 775	62	12,399,927.88	2.05
	776 - 800	23	4,373,876.38	0.72
	Total:	4,110	604,730,317.64	100.00

Scheduled Balance	0.01 - 50,000.00	258	10,004,780.36	1.65
	50,000.01 - 100,000.00	1,243	95,045,782.05	15.72
	100,000.01 - 150,000.00	1,062	131,886,953.15	21.81
	150,000.01 - 200,000.00	630	109,143,290.69	18.05
	200,000.01 - 250,000.00	398	88,864,535.84	14.69
	250,000.01 - 300,000.00	251	68,403,680.22	11.31
	300,000.01 - 350,000.00	117	37,835,838.79	6.26
	350,000.01 - 400,000.00	85	31,722,483.87	5.25
	400,000.01 - 450,000.00	28	12,007,487.39	1.99
	450,000.01 - 500,000.00	24	11,498,275.36	1.90
	500,000.01 - 550,000.00	3	1,565,545.91	0.26
	550,000.01 - 600,000.00	8	4,706,984.97	0.78
	600,000.01 >=	3	2,044,679.04	0.34
	Total:	4,110	604,730,317.64	100.00

*Original LTV	<= 50.00	109	10,794,763.92	1.79
	50.01 - 55.00	46	5,969,929.23	0.99
	55.01 - 60.00	71	8,179,810.40	1.35
	60.01 - 65.00	125	15,904,811.21	2.63
	65.01 - 70.00	208	27,829,634.82	4.60
	70.01 - 75.00	357	55,038,370.74	9.10
	75.01 - 80.00	1,725	266,637,858.98	44.09
	80.01 - 85.00	532	80,322,273.71	13.28
	85.01 - 90.00	572	82,551,908.57	13.65
	90.01 - 95.00	271	37,863,048.45	6.26
	95.01 - 100.00	94	13,637,907.61	2.26
	Total:	4,110	604,730,317.64	100.00
	* CLTV is employed for 2nd liens
Documentation Type	Full	2,599	365,759,792.67	60.48
	Reduced	669	98,941,913.08	16.36
	Stated Income / Stated Assets	782	131,642,231.07	21.77
	No Documentation	60	8,386,380.82	1.39
	Total:	4,110	604,730,317.64	100.00

Occupancy Status	Primary	3,718	559,447,941.60	92.51
	Second Home	15	2,154,825.05	0.36
	Investment	377	43,127,550.99	7.13
	Total:	4,110	604,730,317.64	100.00

State	California	956	209,579,479.35	34.66
	Florida	523	60,988,986.18	10.09
	Illinois	189	28,566,003.78	4.72
	Georgia	141	21,107,841.27	3.49
	Washington	122	20,694,188.98	3.42
	New York	108	19,208,942.65	3.18
	Texas	166	18,970,548.05	3.14
	Michigan	161	17,044,905.96	2.82
	Ohio	167	16,696,769.48	2.76
	New Jersey	93	16,234,537.62	2.68
	Colorado	90	15,523,919.36	2.57
	Massachusetts	76	15,020,951.91	2.48
	Arizona	121	14,228,636.68	2.35
	Maryland	56	10,978,320.82	1.82
	Indiana	122	10,645,688.42	1.76
	Other	1,019	109,240,597.13	18.06
	Total:	4,110	604,730,317.64	100.00

Purpose	Purchase	1,625	244,442,601.91	40.42
	Refinance - Rate Term	502	71,848,169.42	11.88
	Refinance - Cashout	1,983	288,439,546.31	47.70
	Total:	4,110	604,730,317.64	100.00

Product Type	Adjustable 2/28	1,990	313,298,392.86	51.81
	Adjustable 3/27	1,217	173,358,956.30	28.67
	Fixed	903	118,072,968.48	19.52
	Total:	4,110	604,730,317.64	100.00

Property Type	Single Family Residence	3,314	478,938,565.98	79.20
	Condo	260	35,078,838.79	5.80
	2-4 Family	300	48,648,247.21	8.04
	PUD	213	40,331,512.13	6.67
	Manufactured Housing	23	1,733,153.53	0.29
	Total:	4,110	604,730,317.64	100.00

ARM Margin	0.01 - 4.00	18	3,776,931.18	0.78
	4.01 - 4.50	80	17,709,134.66	3.64
	4.51 - 5.00	195	33,890,075.75	6.96
	5.01 - 5.50	294	53,440,132.15	10.98
	5.51 - 6.00	585	95,284,143.08	19.58
	6.01 - 6.50	407	61,721,927.79	12.68
	6.51 - 7.00	831	124,582,846.72	25.60
	7.01 - 7.50	217	27,739,922.42	5.70
	7.51 - 8.00	201	26,262,645.80	5.40
	8.01 - 8.50	126	15,722,281.12	3.23
	8.51 - 9.00	119	12,414,873.90	2.55
	9.01 - 9.50	67	8,030,506.74	1.65

ARM Margin cont’d	9.51 - 10.00	38	3,846,163.71	0.79
	10.01 - 10.50	11	809,487.73	0.17
	10.51 >=	18	1,426,276.41	0.29
	Total:	3,207	486,657,349.16	100.00

ARM Months to Rate Reset	13 - 15	1	73,313.16	0.02
	16 - 18	7	881,306.27	0.18
	19 - 21	783	118,851,473.00	24.42
	22 - 24	1,194	192,818,785.65	39.62
	25 - 27	6	813,350.51	0.17
	28 - 30	9	1,430,472.50	0.29
	31 - 33	330	53,141,934.39	10.92
	34 - 36	875	118,206,354.03	24.29
	37 >=	2	440,359.65	0.09
	Total:	3,207	486,657,349.16	100.00

Arm Max Rate	9.51 - 13.00	392	78,753,028.13	16.18
	13.01 - 13.50	275	52,830,044.42	10.86
	13.51 - 14.00	448	79,842,341.27	16.41
	14.01 - 14.50	386	59,815,046.67	12.29
	14.51 - 15.00	413	62,660,157.50	12.88
	15.01 - 15.50	359	45,082,765.89	9.26
	15.51 - 16.00	354	44,191,462.75	9.08
	16.01 - 16.50	190	22,057,851.21	4.53
	16.51 - 17.00	188	20,928,750.66	4.30
	17.01 - 17.50	62	5,990,491.92	1.23
	17.51 - 18.00	68	7,633,010.19	1.57
	18.01 >=	72	6,872,398.55	1.41
	Total:	3,207	486,657,349.16	100.00

ARM Min Rate	<= 4.50	16	2,605,577.91	0.54
	4.51 - 6.00	136	26,777,602.97	5.50
	6.01 - 6.50	171	32,759,467.94	6.73
	6.51 - 7.00	403	76,861,618.87	15.79
	7.01 - 7.50	424	73,584,422.73	15.12
	7.51 - 8.00	485	81,596,597.33	16.77
	8.01 - 8.50	433	59,481,217.95	12.22
	8.51 - 9.00	410	52,867,723.35	10.86
	9.01 - 9.50	247	29,223,348.64	6.00
	9.51 - 10.00	244	27,510,782.67	5.65
	10.01 - 10.50	77	7,490,429.04	1.54
	10.51 - 11.00	82	8,826,890.18	1.81
	11.01 - 11.50	38	2,941,137.46	0.60
	11.51 - 12.00	21	2,092,742.85	0.43
	12.01 - 12.50	17	1,701,054.03	0.35
	12.51 >=	3	336,735.24	0.07
	Total:	3,207	486,657,349.16	100.00

Initial Periodic Cap	1.00	2	249,535.98	0.05
	1.50	362	58,790,557.41	12.08
	2.00	35	6,535,617.96	1.34
	3.00	2,798	419,249,415.44	86.15
	5.00	10	1,832,222.37	0.38
	Total:	3,207	486,657,349.16	100.00

Subsequent Periodic Cap	1.00	1,906	290,665,560.63	59.73
	1.50	1,265	188,966,288.97	38.83
	2.00	36	7,025,499.56	1.44
	Total:	3,207	486,657,349.16	100.00

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	1,413
Total Outstanding Loan Balance	$234,838.053.43	Min	Max
Average Loan Current Balance	$166,198.20	$15,383.42	$786,500.00
Weighted Average Original LTV	80.05%
Weighted Average Coupon	7.67%	4.74%	13.75%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.44%	2.75%	15.00%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	2
% First Liens	100.00%
% Arms	69.67%
% Fixed	30.33%
% of Loans with Mortgage Insurance	1.10%

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	27	6,345,381.27	2.70
	5.51 - 6.00	53	13,712,772.46	5.84
	6.01 - 6.50	85	20,317,386.31	8.65
	6.51 - 7.00	191	42,289,808.81	18.01
	7.01 - 7.50	202	37,834,873.13	16.11
	7.51 - 8.00	242	44,646,058.59	19.01
	8.01 - 8.50	117	16,149,960.19	6.88
	8.51 - 9.00	158	19,560,665.48	8.33
	9.01 - 9.50	110	12,602,121.64	5.37
	9.51 - 10.00	112	12,353,362.61	5.26
	10.01 - 10.50	45	3,362,431.63	1.43
	10.51 - 11.00	33	2,829,930.21	1.21
	11.01 - 11.50	19	1,253,418.03	0.53
	11.51 - 12.00	13	1,349,796.49	0.57
	12.01 - 12.50	4	129,185.86	0.06
	12.51 - 13.00	1	24,930.20	0.01
	13.51 - 14.00	1	75,970.52	0.03
	Total:	1,413	234,838,053.43	100.00

FICO	476 - 500	6	703,763.06	0.30
	501 - 525	79	10,134,278.70	4.32
	526 - 550	130	16,914,198.36	7.20
	551 - 575	135	18,722,600.96	7.97
	576 - 600	161	25,919,684.20	11.04
	601 - 625	203	29,742,468.80	12.67
	626 - 650	254	45,329,286.39	19.30
	651 - 675	184	35,252,436.64	15.01
FICO continued	676 - 700	114	20,175,738.03	8.59
	701 - 725	64	12,855,877.79	5.47
	726 - 750	43	9,167,526.03	3.90
	751 - 775	27	6,642,569.80	2.83
	776 - 800	13	3,277,624.67	1.40
	Total:	1,413	234,838,053.43	100.00

Scheduled Balance	0.01 - 50,000.00	84	3,192,332.11	1.36
	50,000.01 - 100,000.00	421	31,986,892.57	13.62
	100,000.01 - 150,000.00	318	39,311,763.52	16.74
	150,000.01 - 200,000.00	195	33,531,525.53	14.28
	200,000.01 - 250,000.00	120	26,616,329.23	11.33
	250,000.01 - 300,000.00	64	17,463,533.60	7.44
	300,000.01 - 350,000.00	69	22,660,771.20	9.65
	350,000.01 - 400,000.00	78	29,139,910.30	12.41
	400,000.01 - 450,000.00	26	11,119,510.09	4.73
	450,000.01 - 500,000.00	24	11,498,275.36	4.90
	500,000.01 - 550,000.00	3	1,565,545.91	0.67
	550,000.01 - 600,000.00	8	4,706,984.97	2.00
	600,000.01 >=	3	2,044,679.04	0.87
	Total:	1,413	234,838,053.43	100.00

Original LTV	<= 50.00	48	4,978,046.56	2.12
	50.01 - 55.00	17	2,398,650.66	1.02
	55.01 - 60.00	17	1,999,967.07	0.85
	60.01 - 65.00	33	4,257,253.53	1.81
	65.01 - 70.00	68	10,108,601.24	4.30
	70.01 - 75.00	104	19,816,963.73	8.44
	75.01 - 80.00	640	114,102,714.98	48.59
	80.01 - 85.00	188	31,811,948.39	13.55
	85.01 - 90.00	189	28,836,546.75	12.28
	90.01 - 95.00	83	12,807,954.75	5.45
	95.01 - 100.00	26	3,719,405.77	1.58
	Total:	1,413	234,838,053.43	100.00

Documentation Type	Full	872	136,766,153.76	58.24
	Reduced	252	42,877,380.78	18.26
	Stated Income / Stated Assets	239	48,163,977.39	20.51
	No Documentation	50	7,030,541.50	2.99
	Total:	1,413	234,838,053.43	100.00

Occupancy Status	Primary	1,330	227,374,628.32	96.82
	Second Home	5	547,462.46	0.23
	Investment	78	6,915,962.65	2.94
	Total:	1,413	234,838,053.43	100.00

State	California	325	88,690,810.18	37.77
	Florida	243	28,632,892.91	12.19
	Georgia	101	16,145,851.35	6.87
	Illinois	51	9,322,358.23	3.97
	Maryland	27	6,777,767.86	2.89
	New Jersey	31	6,547,802.11	2.79
	Michigan	55	6,319,390.60	2.69
	Ohio	64	6,236,415.62	2.66
	Indiana	64	5,763,694.84	2.45
	North Carolina	39	5,154,272.28	2.19
	New York	22	4,916,275.03	2.09
	Washington	24	4,673,774.28	1.99
	Nevada	22	4,255,960.07	1.81
	Arizona	32	4,056,475.48	1.73
	Massachusetts	20	3,862,045.20	1.64
	Other	293	33,482,267.39	14.26
	Total:	1,413	234,838,053.43	100.00

Purpose	Purchase	521	91,386,932.09	38.91
	Refinance - Rate Term	208	33,044,723.03	14.07
	Refinance - Cashout	684	110,406,398.31	47.01
	Total:	1,413	234,838,053.43	100.00

Product Type	Adjustable 2/28	636	109,818,512.32	46.76
	Adjustable 3/27	290	53,782,640.76	22.90
	Fixed	487	71,236,900.35	30.33
	Total:	1,413	234,838,053.43	100.00

Property Type	Single Family Residence	1,188	194,558,071.31	82.85
	Condo	80	11,480,926.87	4.89
	2-4 Family	65	8,665,530.83	3.69
	PUD	76	19,752,598.25	8.41
	Manufactured Housing	4	380,926.17	0.16
	Total:	1,413	234,838,053.43	100.00

ARM Margin	0.01 - 4.00	4	1,448,345.54	0.89
	4.01 - 4.50	25	8,003,701.36	4.89
	4.51 - 5.00	80	16,608,318.78	10.15
	5.01 - 5.50	96	21,785,422.05	13.32
	5.51 - 6.00	140	28,405,149.40	17.36
	6.01 - 6.50	119	22,821,355.31	13.95
	6.51 - 7.00	115	20,870,584.12	12.76
	7.01 - 7.50	75	10,251,788.19	6.27
	7.51 - 8.00	62	9,377,064.91	5.73
	8.01 - 8.50	51	6,730,016.13	4.11
	8.51 - 9.00	58	6,690,486.04	4.09
	9.01 - 9.50	54	6,508,265.40	3.98
	9.51 - 10.00	24	2,467,751.45	1.51
ARM Margin Cont’d	10.01 - 10.50	9	608,207.99	0.37
	10.51 >=	14	1,024,696.41	0.63
	Total:	926	163,601,153.08	100.00

ARM Months to Rate Reset	16 - 18	3	566,616.05	0.35
	19 - 21	119	21,744,087.11	13.29
	22 - 24	511	87,010,494.38	53.18
	25 - 27	3	497,314.78	0.30
	28 - 30	1	424,917.83	0.26
	31 - 33	52	12,905,897.50	7.89
	34 - 36	235	40,011,465.78	24.46
	37 >=	2	440,359.65	0.27
	Total:	926	163,601,153.08	100.00

Arm Max Rate	9.51 - 13.00	175	39,197,061.68	23.96
	13.01 - 13.50	73	17,742,851.99	10.85
	13.51 - 14.00	129	28,463,967.19	17.40
	14.01 - 14.50	114	20,641,451.08	12.62
	14.51 - 15.00	137	23,409,032.77	14.31
	15.01 - 15.50	71	8,908,237.30	5.45
	15.51 - 16.00	82	10,275,664.00	6.28
	16.01 - 16.50	49	5,278,603.70	3.23
	16.51 - 17.00	54	6,055,211.38	3.70
	17.01 - 17.50	15	1,094,331.88	0.67
	17.51 - 18.00	15	1,580,467.07	0.97
	18.01 >=	12	954,273.04	0.58
	Total:	926	163,601,153.08	100.00

ARM Min Rate	<= 4.50	2	326,841.50	0.20
	4.51 - 6.00	66	14,392,214.39	8.80
	6.01 - 6.50	62	15,391,871.60	9.41
	6.51 - 7.00	128	30,932,128.40	18.91
	7.01 - 7.50	131	26,096,732.74	15.95
	7.51 - 8.00	151	30,081,205.12	18.39
	8.01 - 8.50	75	10,685,334.01	6.53
	8.51 - 9.00	96	12,357,951.91	7.55
	9.01 - 9.50	70	8,339,171.93	5.10
	9.51 - 10.00	82	9,681,465.09	5.92
	10.01 - 10.50	22	1,858,288.29	1.14
	10.51 - 11.00	22	2,107,801.06	1.29
	11.01 - 11.50	12	731,035.00	0.45
	11.51 - 12.00	6	582,112.04	0.36
	12.01 - 12.50	1	37,000.00	0.02
	Total:	926	163,601,153.08	100.00

Initial Periodic Cap	1.00	1	178,500.00	0.11
	1.50	34	11,774,011.43	7.20
	2.00	28	5,657,477.38	3.46
	3.00	861	145,142,640.71	88.72
	5.00	2	848,523.56	0.52
	Total:	926	163,601,153.08	100.00

Subsequent Periodic Cap	1.00	800	128,396,211.45	78.48
	1.50	90	28,179,442.07	17.22
	2.00	36	7,025,499.56	4.29
	Total:	926	163,601,153.08	100.00

CSFB                                     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-1

DERIVED INFORMATION   [1/20/03]

[$625,000,050]

Total Bonds Offered/Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

(i)       Top Five Originators

(ii)       Pool Seasoning

 (iii)       FICO Bucket (< 525)

(iv)       FICO Bucket (525-550)

(v)       FICO Bucket (550-575)

(vi)       Sched_Bal < $100,000.00

(vii)       Original LTV < 90.0%

(viii)       Northern California Concentration

(ix)       Southern California Concentration

(x)       Top Five Cities/Zip Codes